Investment in an Affiliate - Schedule of Difference between Carrying Value of Investment in Purchased Common Stock and Underlying Equity in Net Assets (Detail) - EnSync, Inc - USD ($) $ in Thousands	Dec. 31, 2015	Jul. 13, 2015
Schedule of Equity Method Investments [Line Items]
Underlying equity in net assets of ENS (16.8% of net assets of ENS)	$ 4,285
Difference between the cost of investment and the underlying equity in net assets	(2,444)
Investment in Purchased Common Stock	$ 1,841	$ 3,244